UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 8, 2023

ICOSAVAX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40655	82-3640549
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1930 Boren Avenue, Suite 1000

Seattle, Washington 98101

(Address of principal executive offices) (Zip Code)

(206) 737-0085

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ICVX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01	Regulation FD Disclosure.

The slides attached as Exhibit 99.1 to this Current Report contain certain additional information related to the clinical data results discussed in Item 8.01 below.

The information contained in this Item 7.01, including in Exhibit 99.1 hereto, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On August 8, 2023, Icosavax, Inc. (the Company or Icosavax) provided a 12-month immunogenicity update from its Phase 1b extension trial of IVX-121 against Respiratory Syncytial Virus (RSV) in older adults. These data demonstrate substantial durability of neutralizing antibody (NAb) response against RSV at twelve months after a single administration of IVX-121. The Company also reported initial evidence for revaccination potential with its VLP-based vaccines, including robust immune responses against RSV-A in Phase 1b extension trial participants who received 75 µg unadjuvanted IVX-121 at one year after their first dose.

IVX-121 (RSV) Phase 1b extension 12-month immunogenicity update

Icosavax has previously reported day 28 and day 180 data from the IVX-121 Ph 1/1b trial, which followed young and older adult subjects through six months after administration of either IVX-121 or placebo. Older adult subjects had the opportunity to participate in a Phase 1b extension trial that allowed continued evaluation through 12 months following their initial dose of vaccine.

IVX-121 continued to be generally well-tolerated with no safety concerns observed in this 12-month follow up. No vaccine related serious adverse events (SAEs) were observed.

Data described below refer to RSV NAb responses to a single administration of IVX-121 at the 75 and 250 µg unadjuvanted dosage levels or placebo in older adults at the designated timepoints. Geometric mean neutralizing antibody titers (GMTs) were measured in international units (IU/mL) using the World Health Organization international reference standard.

GMTs for RSV-A at day 365 were maintained within a range of ~45-50% relative to the GMTs at day 28 for the same group of subjects. RSV-B titers were also durable, persisting at ~65-70% of the GMTs at day 28 for the same dosage groups.

IVX-121 (RSV) Phase 1b extension trial revaccination data

The Phase 1b extension trial also evaluated immune responses one month after revaccination, in older adult participants who received IVX-121 (75 µg without adjuvant) approximately 12 months after their initial dose of vaccine or placebo in the Phase 1b trial. Revaccination with IVX-121 was generally well tolerated.

At one month after revaccination (month 13 overall), IVX-121 induced robust RSV-A immune responses with GMTs for RSV-A NAbs increased to a range of ~70-115% of the GMTs observed one month after the initial dose for the same subset of participants. RSV-B titers did not increase following revaccination but remained at ~40-60% of the GMTs observed 28 days after the initial dose.

Update on IVX-A12 (RSV/hMPV) Phase 2 topline interim data milestone timing

IVX-121 is a component of Icosavax’s lead vaccine candidate IVX-A12, a potential first-in-class bivalent combination in Phase 2 for RSV and hMPV in older adults.

The Company reported that dosing has been completed in its Phase 2 trial of IVX-A12, and the Company now expects to announce topline interim data by the end of 2023 versus the prior guidance of 1Q 2024.

Forward-Looking Statements

Statements contained in this report regarding matters that are not historical facts are forward-looking statements. The forward-looking statements are based on the Company’s current beliefs and expectations and include, but are not limited to: the Company’s expectation regarding the opportunities for, and the prophylactic and commercial potential of, its vaccine candidates and technology platform, including the potential for IVX-A12 to be a first-in-class vaccine; and the Company’s planned development activities, including clinical trials and data readouts, and the timing thereof. Actual results may differ from those set forth in this report due to the risks and uncertainties inherent in the Company’s business, including, without limitation: the early stage of the Company’s development efforts; the risk that results of a clinical trial at a particular time point may not predict final results and that an outcome may materially change as follow-up of subjects continues and following more comprehensive reviews of the data; the possibility of disappointing results in later clinical trials despite promising results in earlier preclinical research or clinical trials; potential unexpected adverse side effects or inadequate immunogenicity or efficacy of IVX-121 or IVX-A12 that may limit their development, regulatory approval, and/or commercialization; the Company’s approach to the development of vaccine candidates, including its IVX-A12 combination bivalent RSV/hMPV VLP vaccine candidate, which is a novel and unproven approach; potential delays in the development process including without limitation in the enrollment, conduct of, and receipt of data from, clinical trials; the Company’s dependence on third parties in connection with manufacturing, research, and clinical testing; the risk that approved third party RSV vaccines may make conducting clinical trials more difficult and costly and otherwise adversely affect the Company’s ability to successfully develop, obtain regulatory approval of and commercialize its vaccine candidates; approved vaccines and competing approaches limiting the commercial value of the Company’s vaccine candidates; regulatory developments in the United States and other countries; and other risks described in the Company’s prior filings with the Securities and Exchange Commission (SEC), including under the heading “Risk Factors” in the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2023 and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Slide Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICOSAVAX, INC.

Date: August 8, 2023	By:	/s/ Thomas Russo
Thomas Russo
Chief Financial Officer